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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:       MAY 9, 2006
DATE OF EARLIEST EVENT REPORTED:    MAY 5, 2006

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                    1-12929                   36-4135495
  (State or other        (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                     Identification Number)
   incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.
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     On May 5, 2006, at the Annual Meeting of Stockholders of CommScope,
Inc. (the "Company"), the stockholders approved the Company's 2006 Long Term Incentive Plan (the "Plan") which had been adopted by the Board of Directors of the Company on December 14, 2005 subject to stockholder approval. The Plan provides for the grant of stock options and other equity awards to employees, officers, directors, and consultants of the Company and its subsidiaries. A more detailed description of the terms of the Plan and can be found in the Company's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 16, 2006.

Item 9.01.  Financial Statements and Exhibits
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10.1                  CommScope, Inc. 2006 Long Term Incentive Plan
10.2                  Form of Employee Option Agreement
10.3                  Form of Director Option Agreement
10.4                  Form of Performance Share Unit Agreement
10.5                  Form of Restricted Stock Unit Agreement


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  May 9, 2006

                                     COMMSCOPE, INC.

                                     By:  /s/ Frank B. Wyatt, II
                                          Frank B. Wyatt, II
                                          Senior Vice President,
                                          General Counsel and Secretary

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                               EXHIBIT INDEX

EXHIBIT               DESCRIPTION
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10.1                  CommScope, Inc. 2006 Long Term Incentive Plan
10.2                  Form of Employee Option Agreement
10.3                  Form of Director Option Agreement
10.4                  Form of Performance Share Unit Agreement
10.5                  Form of Restricted Stock Unit Agreement